UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 1998

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CENTRAL VIRGINIA BANKSHARES, INC.

 (Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)
2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On February 21, 1995 we filed with the Securities and Exchange Commission a Registration Statement on Form S-3 (File No. 033-89602) (the “Registration Statement”) registering, among other things, 200,000 shares of common stock to be offered pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan.

Pursuant to Rule 416(b), the Registration Statement is deemed to cover an additional 221,000 shares of our common stock resulting from our following actions:

1.

In July 1998, our Board of Directors approved a two-for-one stock split of our common stock that was affected on August 14, 1998 to stockholders of record as of July 31, 1998;

2.

In October 2002, our Board of Directors approved a 5% stock dividend on our common stock that was paid on December 13, 2002 to shareholders of record as of November 15, 2002; and

3.

In May 2004, our Board of Directors approved another 5% stock dividend on our common stock that was paid on June 15, 2004 to shareholders of record as of May 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.

        (Registrant)

Date:  January 20, 2005

By: /s/ Charles F. Catlett, III

Charles F. Catlett, III

Senior Vice President and Chief Financial

Officer